Dreyfus
Global Real Estate Securities
Fund

Class/Ticker	A DRLAX	C DGBCX	I DRLIX

PROSPECTUS May 1, 2010

Contents

Fund Summary
Fund Summary	1

Fund Details
Goal and Approach	5
Investment Risks	7
Management	9

Shareholder Guide
Choosing a Share Class	11
Buying and Selling Shares	15
General Policies	19
Distributions and Taxes	21
Services for Fund Investors	22
Financial Highlights	24

For More Information
See back cover.

Fund Summary

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of capital appreciation and current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 12 of the prospectus and in the How to Buy Shares section on page 52 of the fund’s Statement of Additional Information (SAI). Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder transaction fees (fees paid directly from
your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	5.75	none	none
Maximum contingent deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	1.00	none

Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.95	.95	.95
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	3.41	1.21	.38
Total annual fund operating expenses[1]	4.36	2.91	1.33
Fee waiver and/or expense reimbursement	(2.76)	(.56)	(.13)
Total annual fund operating expenses (less waiver	1.60	2.35	1.20
and/or expense reimbursement)

[1]The Dreyfus Corporation has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and 12b-1 fees) do not exceed 1.20% for
Class I shares and 1.35% for Class A shares and Class C shares.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. For Class A, C and I shares, the one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expnses, which reflect the waiver/reimbursement by Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,584	$2,450	$4,664
Class C	$338	$848	$1,484	$3,193
Class I	$122	$409	$716	$1,590

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,584	$2,450	$4,664
Class C	$238	$848	$1,484	$3,193
Class I	$122	$409	$716	$1,590

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 97.43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its assets in publicly-traded equity securities of companies principally engaged in the real estate sector. The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries. In selecting investments for the fund’s portfolio, Urdang Securities Management, Inc. (Urdang), the fund’s sub-investment adviser, uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, Urdang combines bottom-up real estate research with its Relative Value Model securities valuation process in selecting securities.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

  Real estate sector risk. The value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses.

  Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)
Class A

Best Quarter (Q2, 2009): 30.05%. Worst Quarter (Q4, 2008) -29.87%

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class		Since
		Inception
	1 Year	(12/29/06)
Class A returns before taxes	28.45%	-12.59%
Class A returns after taxes on distributions	26.66%	-13.32%
Class A returns after taxes on distributions and sale of fund shares	18.55%	-10.84%
Class C returns before taxes	34.35%	-11.08%
Class I returns before taxes	36.94%	-10.56%
FTSE EPRA/NAREIT Developed Index reflects no deduction for fees,	38.25%	-12.39%
expenses or taxes

PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). The fund’s sub-investment adviser is Urdang, an affiliate of Dreyfus. Peter Zabierek and Dean Frankel, each of whom is a senior portfolio manager for Urdang, have been the primary portfolio managers of the fund (or its predecessor) since December 2006.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

TAX INFORMATION

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Details

GOAL AND APPROACH

The fund seeks to maximize total return consisting of capital appreciation and current income. To pursue this goal, the fund normally invests at least 80% of its assets in publicly-traded equity securities of companies principally engaged in the real estate sector. The fund considers a company to be “principally engaged” in the real estate sector if at least 50% of the company’s total revenues or earnings are derived from or at least 50% of the market value of its assets are attributed to the development, ownership, construction, management or sale of real estate, as determined by Urdang Securities Management, Inc. (Urdang), the fund’s sub-investment adviser. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal market conditions, the fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States). Although the fund invests primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries, and may invest in equity securities of companies of any market capitalization, including smaller companies. The fund’s benchmark is the FTSE European Public Real Estate Association/National Association of Real Estate Investment Trusts Developed Index (FTSE EPRA/NAREIT Developed Index), a market capitalization weighted index of exchange-listed real estate companies and REITs worldwide.

In selecting investments for the fund’s portfolio, Urdang uses a proprietary approach to quantify investment opportunity from both a real estate and stock perspective. Generally, Urdang combines bottom-up real estate research and its Relative Value Model (RVM) securities valuation process. In conducting its bottom-up research, Urdang engages in an active analysis process that includes regular and direct contact with the companies in the fund’s investable universe. These research efforts are supported with extensive sell side and independent research. Through the use of the proprietary RVM, Urdang seeks to establish the validity of the price of a security relative to its peers by providing statistically significant solutions to business- and management- related uncertainties, such as the impact on value of:

  leverage;

  growth rate;

  market capitalization; and

  property type.

The RVM process is based on arbitrage pricing theory and is used by Urdang to establish sector and company financial models which are used to evaluate the validity of a stock’s premium or discount to net asset value relative to its peers.

Urdang has entered into a strategic relationship with NAI GlobalTM (NAI) to access a proprietary research database covering commercial real estate firms and sector fundamentals worldwide. NAI is the world’s largest network of independently owned commercial real estate brokerage firms. This strategic relationship provides Urdang with exclusive access to NAI’s entire global database of fundamental real estate information.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

INVESTMENT RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Real estate sector risk. Because the fund’s investments are concentrated in the securities of companies principally engaged in the real estate sector, the value of the fund’s shares will be affected by factors particular to the real estate sector and may fluctuate more widely than that of a fund which invests in a broader range of industries. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.
  In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

  Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

  Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically. Investments in foreign securities may have greater exposure to liquidity risk than domestic securities. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

In addition to the principal risks described above, the fund is subject to the following additional risks.

  Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

  Urdang makes extensive use of NAI’s global database of fundamental real estate information. If the relationship between Urdang and NAI is modified or terminated, Urdang may no longer have access to NAI’s global database and resources, which could have a negative impact on its ability to provide day-to-day management of the fund’s investments.

  The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have diminished effect on such fund’s performance.
  Investing in pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

  At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $290 billion in 190 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of 0.95% of the fund’s average daily net assets. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.80% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the period ended December 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Urdang, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, to serve as the fund’s sub-investment adviser. Urdang, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. Urdang, a wholly-owned subsidiary of BNY Mellon, has advised institutional clients since 1987 and has assets under management in excess of $X billion as of December 31, 2009.

Peter Zabierek and Dean Frankel are the fund’s primary portfolio managers. They have served as the primary portfolio managers of the fund (or its predecessor) since December 2006. Mr. Zabierek is a Senior Portfolio Manager of Urdang, which he joined in 2003 as a portfolio manager and senior securities analyst. Mr. Frankel is a Senior Portfolio Manager of Urdang, which he joined in 1997 as an analyst and has managed assets since 1999.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, Urdang and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

CHOOSING A SHARE CLASS

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

	Total Sales Load -- Class A Shares
	As a % of offering	As a % of net asset
Amount of Transaction	price per share	value per share

Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.70
$100,000 to less than $250,000	3.50	3.60
$250,000 to less than $500,000	2.50	2.60
$500,000 to less than $1,000,000	2.00	2.00
$1,000,000 or more*	-0-	-0-

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor employees participating in qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers.
  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC waivers

The fund’s CDSC on Class A and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

BUYING AND SELLING SHARES

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552
Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.” In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for traditional, spousal and roth IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial highlights for the fiscal years ended December 31, 2008 and 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. Information for each of the fiscal years ended through December 31, 2007 was audited by the fund’s former independent registered public accounting firm.

		Year Ended December 31,
Class A Shares +	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	5.02	9.04	10.00	10.00
Investment Operations:
Investment income--net [b]	.08	.16	.18	-
Net realized and unrealized gain (loss) on investments	1.74	(4.08)	(.97)	-
Total from Investment Operations	1.82	(3.92)	(.79)	-
Distributions:
Dividends from investment income--net	(.28)	(.10)	(.17)	-
Net asset value, end of period	6.56	5.02	9.04	10.00

Total Return (%)[c]	36.38	(43.60)	(8.00)	-

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.36	1.62	1.58	-
Ratio of net expenses to average net assets	1.60	1.41	1.50	-
Ratio of net investment income to average net assets	1.44	1.83	1.87	-
Portfolio Turnover Rate	97.43	79	73	-

Net Assets, end of period ($ x 1,000)	162	12	52	-[d]

+Represents information for Class A shares of the fund's predecessor, BNY Hamilton Global Real Estate Securities Fund, through September
12, 2008.

[a] From December 29, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Amount represents less than $1,000.

	Year Ended December 31,
Class C Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	5.02	7.78
Investment Operations:
Investment income--net [b]	.04	.01
Net realized and unrealized gain (loss) on investments	1.75	(2.74)
Total from Investment Operations	1.79	(2.73)
Distributions:
Dividends from investment income-net	(.31)	(.03)
Net asset value, end of period	6.50	5.02

Total Return (%)[c]	35.35	(34.92)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.91	2.46[e]
Ratio of net expenses to average net assets	2.35	2.35[e]
Ratio of net investment income to average net assets	.71	.67[e]
Portfolio Turnover Rate	97.43	79

Net Assets, end of period ($ x 1,000)	38	6

[a] From September 13, 2008 (commencement of initial offering) to December 31, 2008.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.

		Year Ended December 31,
Class I Shares +	2009	2008	2007	2006[a]
Per Share Data ($):
Net asset value, beginning of period	5.02	9.04	10.00	10.00
Investment Operations:
Investment income--net [b]	.14	.16	.20	-
Net realized and unrealized gain (loss) on	1.70	(4.06)	(.98)	-
investments
Total from Investment Operations	1.84	(3.90)	(.78)	-
Distributions:
Dividends from investment income--net	(.37)	(.12)	(.18)	-
Net asset value, end of period	6.49	5.02	9.04	10.00

Total Return (%)	36.94	(43.38)	(7.83)	-

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.24	1.34	-
Ratio of net expenses to average net assets	1.18	1.19	1.25	-
Ratio of net investment income to average net assets	2.55	2.24	1.97	-
Portfolio Turnover Rate	97.43	79	73	-

Net Assets, end of period ($ x 1,000)	84,854	48,255	51,140	-[c]

+Represents information for Institutional shares of the fund's predecessor, BNY Hamilton Global Real Estate Securities Fund, through
September 12, 2008.

[a] From December 29, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $1,000.

NOTES

NOTES

NOTES

For More Information

Dreyfus Global Real Estate Securities Fund
A series of Dreyfus Premier Investment Funds, Inc.
SEC file number: 811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-554-4611

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation

6593P0510

Dreyfus
Large Cap Equity Fund

Class/Ticker	A DLQAX	C DEYCX	I DLQIX

PROSPECTUS May 1, 2010

Contents

Fund Summary
Fund Summary	1

Fund Details
Goal and Approach	5
Investment Risks	6
Management	8

Shareholder Guide
Choosing a Share Class	10
Buying and Selling Shares	14
General Policies	18
Distributions and Taxes	20
Services for Fund Investors	21
Financial Highlights	23

For More Information
See back cover.

Fund Summary

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 10 of the prospectus and in the How to Buy Shares section on page 52 of the fund’s Statement of Additional Information (SAI). Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder transaction fees (fees paid directly from
your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	5.75	none	none
Maximum contingent deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	1.00	none

Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.70	.70	.70
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	3.05	.81	.16
Total annual fund operating expenses[1]	3.75	2.26	.86
Fee waiver and/or expense reimbursement	(2.25)	(.01)	(.08)
Total annual fund operating expenses (less waiver	1.50	2.25	.79
and/or expense reimbursement)

[1]The Dreyfus Corporation has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and 12b-1 fees) do not exceed .79% for
Class I shares and 1.25% for Class A shares and Class C shares.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. For Class A, C and I shares, the one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expnses, which reflect the waiver/reimbursement by Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,460	$2,219	$4,202
Class C	$328	$705	$1,209	$2,594
Class I	$81	$267	$470	$1,054

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,460	$2,219	$4,202
Class C	$228	$705	$1,209	$2,594
Class I	$81	$267	$470	$1,054

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 59.68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies. The fund invests primarily in large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

  earnings power unrecognized by market;

  sustainable revenue and cash flow growth;

  positive operational and/or financial catalysts

  attractive relative value versus history and peers; and

  strong or improving financial condition.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

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  Large cap stock risk. By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

  Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate.
  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)
Class A

Best Quarter (Q2, 2009): 16.33%. Worst Quarter (Q4, 2008) -28.51%

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After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class	1 Year	5 Year	10 Year
Class A returns before taxes	20.24%	-2.88%	-1.63%
Class A returns after taxes on distributions	20.24%	-3.89%	-2.70%
Class A returns after taxes on distributions and sale of fund shares	13.15%	-2.43%	-1.61%
Class C returns before taxes	26.37%	-1.19%	-0.78%
Class I returns before taxes	29.05%	-0.76%	-0.44%
S&P 500 Index reflects no deduction for fees, expenses or taxes	26.47%	0.42%	-0.95%

PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). Irene D. O’Neill has been the primary portfolio manager of the fund (or its predecessor) since October 2003. Ms. O’Neill is a Managing Director of The Bank of New York Mellon, an affiliate of Dreyfus. She also is an employee of Dreyfus.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

TAX INFORMATION

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

GOAL AND APPROACH

The fund seeks to provide long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The weighted-average market capitalization of the fund’s portfolio securities is expected to be at least $5 billion under normal market conditions. The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in the equity securities of foreign issuers, including those in emerging market countries. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund invests primarily in large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

  earnings power unrecognized by market;

  sustainable revenue and cash flow growth;

  positive operational and/or financial catalysts

  attractive relative value versus history and peers; and

  strong or improving financial condition.

The fund’s benchmark is the Standard & Poor’s 500 Composite Stock Price Index (S&P 500® Index), which is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 Index is often considered a proxy for the stock market in general.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

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INVESTMENT RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

  Large cap stock risk. By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

  Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate.
  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

In addition to the principal risks described above, the fund is subject to the following additional risks.

  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

  Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

  Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

  Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the

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  derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. The fund may be required to segregrate liquid assets in connection with the purchase of derivative instrusments.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant loses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

  The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have diminished effect on such fund’s performance.

  Investing in pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

  At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

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MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $290 billion in 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.70% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the period ended December 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Irene D. O’Neill, CFA, is the fund’s primary portfolio manager. She has served as the primary portfolio manager of the fund (or its predecessor) since October 2003. Ms. O’Neill has been a Managing Director of The Bank of New York Mellon, an affiliate of Dreyfus, since 2006, and prior thereto had been a Vice President and portfolio manager at The Bank of New York Mellon since 2002. She has been employed by Dreyfus since March 2008.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

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The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

CHOOSING A SHARE CLASS

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

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	Total Sales Load -- Class A Shares
	As a % of offering	As a % of net asset
Amount of Transaction	price per share	value per share

Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.70
$100,000 to less than $250,000	3.50	3.60
$250,000 to less than $500,000	2.50	2.60
$500,000 to less than $1,000,000	2.00	2.00
$1,000,000 or more*	-0-	-0-

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

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  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor employees participating in qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers.
  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients

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  institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC waivers

The fund’s CDSC on Class A and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

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BUYING AND SELLING SHARES

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a

14

new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552
Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.” In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for traditional, spousal and roth IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

15

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

16

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

17

GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor

18

and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

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DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

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SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

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Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

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FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial highlights for the fiscal years ended December 31, 2008 and 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. Information for each of the fiscal years ended through December 31, 2007 was audited by the fund’s former independent registered public accounting firm.

			Year Ended December 31,
Class A Shares †	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	7.16	14.61	14.42	13.35	13.22
Investment Operations:
Investment income--net [a]	.05	.12	.10	.10	.10
Net realized and unrealized gain (loss) on investments	1.93	(6.80)	1.48	2.03	.73
Total from Investment Operations	1.98	(6.68)	1.58	2.13	.83
Distributions:
Dividends from investment income--net	-	(.09)	(.10)	(.08)	(.15)
Dividends from net realized gain on investments	-	(.56)	(1.29)	(.98)	(.55)
Return of capital	-	(.12)	-	-	-
Total Distributions	-	(.77)	(1.39)	(1.06)	(.70)
Net asset value, end of period	9.14	7.16	14.61	14.42	13.35
Total Return (%) [b]	27.62	(47.50)	10.94	16.11	6.25
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.75	1.11	1.04	1.03	1.04
Ratio of net expenses to average net assets	1.50	1.03	1.04	1.03	1.04
Ratio of net investment income to average net assets	.61	.99	.69	.69	.75
Portfolio Turnover Rate	59.68	77	66	53	52
Net Assets, end of period ($ x 1,000)	262	170	27,391	28,389	28,980

†Represents information for Class A shares of the fund's predecessor, BNY Hamilton Large Cap Equity Fund, through September 12, 2008.
[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.

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	Year Ended December 31,
Class C Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	7.38	11.05
Investment Operations:
Investment income (loss)--net [b]	(.00)[c]	.02
Net realized and unrealized gain (loss) on investments	2.02	(3.69)
Total from Investment Operations	2.02	(3.67)
Net asset value, end of period	9.40	7.38
Total Return (%) [d]	27.37	(33.21)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	1.88[f]
Ratio of net expenses to average net assets	2.02	1.86[f]
Ratio of net investment income (loss) to average net assets	(.02)	.85[f]
Portfolio Turnover Rate	59.68	77
Net Assets, end of period ($ x 1,000)	37	7

[a] From September 13, 2008 (commencement of initial offering) to December 31, 2008.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.

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		Year Ended December 31,
Class I Shares †	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	7.40	14.66	14.46	13.38	13.26
Investment Operations:
Investment income--net [a]	.11	.16	.14	.13	.13
Net realized and unrealized gain (loss) on investments	2.04	(6.63)	1.49	2.05	.72
Total from Investment Operations	2.15	(6.47)	1.63	2.18	.85
Distributions:
Dividends from investment income--net	-	(.11)	(.14)	(.12)	(.18)
Dividends from net realized gain on investments	-	(.56)	(1.29)	(.98)	(.55)
Return of capital	-	(.12)	-	-	-
Total Distributions	-	(.79)	(1.43)	(1.10)	(.73)
Net asset value, end of period	9.55	7.40	14.66	14.46	13.38
Total Return (%)	29.05	(45.91)	11.27	16.43	6.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.80	.79	.78	.79
Ratio of net expenses to average net assets	.78	.79	.79	.78	.79
Ratio of net investment income to average net assets	1.37	1.41	.94	.93	.99
Portfolio Turnover Rate	59.68	77	66	53	52
Net Assets, end of period ($ x 1,000)	184,456	204,051	401,002	385,132	360,168

†Represents information for Institutional shares of the fund's predecessor, BNY Hamilton Large Cap Equity Fund, through September 12, 2008.
[a] Based on average shares outstanding at each month end.

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For More Information

Dreyfus Large Cap Equity Fund
A series of Dreyfus Premier Investment Funds, Inc.
SEC file number: 811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-554-4611

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation

6535P0510

Dreyfus
Large Cap Growth Fund

Class/Ticker	A DAPAX	C DGTCX	I DAPIX

PROSPECTUS May 1, 2010

Contents

Fund Summary
Fund Summary	1

Fund Details
Goal and Approach	5
Investment Risks	6
Management	8

Shareholder Guide
Choosing a Share Class	10
Buying and Selling Shares	14
General Policies	18
Distributions and Taxes	20
Services for Fund Investors	21
Financial Highlights	23

For More Information
See back cover.

Fund Summary

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 10 of the prospectus and in the How to Buy Shares section on page 52 of the fund’s Statement of Additional Information (SAI). Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder transaction fees (fees paid directly from
your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	5.75	none	none
Maximum contingent deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	1.00	none

Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.70	.70	.70
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	1.67	.61	.18
Total annual fund operating expenses[1]	2.37	2.06	.88
Fee waiver and/or expense reimbursement	(.87)	(.00)	(.01)
Total annual fund operating expenses (less waiver	1.50	2.06	.87
and/or expense reimbursement)

[1]The Dreyfus Corporation has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and 12b-1 fees) do not exceed .87% for
Class I shares and 1.25% for Class A shares and Class C shares.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. For Class A, C and I shares, the one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expnses, which reflect the waiver/reimbursement by Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,193	$1,693	$3,063
Class C	$309	$646	$1,108	$2,390
Class I	$89	$280	$487	$1,083

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,193	$1,693	$3,063
Class C	$309	$646	$1,108	$2,390
Class I	$89	$280	$487	$1,083

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 82.53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies. The fund's investment philosophy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. With this, the fund's manager uses an approach that combines top-down and bottom-up analysis. Therefore, stock selection and sector allocation are both factors in determining the fund's holdings. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

  expected earnings growth rate exceeds market and industry trends potential for positive earnings surprise relative to market expectations positive operational or financial catalysts

  attractive valuation based on growth prospects

  strong financial condition

PRINCIPAL RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

2

  Large cap stock risk. By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)
Class A

Best Quarter (Q3, 2009): 14.53%. Worst Quarter (Q4, 2008) -24.14%

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3

Average annual total returns as of 12/31/09

Share Class	1 Year	5 Year	10 Year
Class A returns before taxes	27.20%	-1.61%	-4.07%
Class A returns after taxes on distributions	27.20%	-2.98%	-5.13%
Class A returns after taxes on distributions and sale of fund shares	17.68%	-1.37%	-3.42%
Class C returns before taxes	33.09%	-0.44%	-3.50%
Class I returns before taxes	35.81%	-0.21%	-3.28%
Russell 1000 Growth Index reflects no deduction for fees, expenses or	37.21%	1.63%	-3.99%
taxes

PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). Irene D. O’Neill has been the primary portfolio manager of the fund (or its predecessor) since October 2005. Ms. O’Neill is a Managing Director of The Bank of New York Mellon, an affiliate of Dreyfus. She also is an employee of Dreyfus.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

TAX INFORMATION

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

GOAL AND APPROACH

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The weighted-average market capitalization of the fund’s portfolio securities is expected to be at least $5 billion under normal market conditions. The fund will invest primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The fund's investment philosophy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. With this, the fund's manager uses an approach that combines top-down and bottom-up analysis. Therefore, stock selection and sector allocation are both factors in determining the fund's holdings. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

  expected earnings growth rate exceeds market and industry trends potential for positive earnings surprise relative to market expectations positive operational or financial catalysts

  attractive valuation based on growth prospects

  strong financial condition

The fund focuses on “growth” stocks. The fund’s benchmark is the Russell 1000® Growth Index, which is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

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INVESTMENT RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

  Large cap stock risk. By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

In addition to the principal risks described above, the fund is subject to the following additional risks.

  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

  Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

  Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

  Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying

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  obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant loses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

  The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have diminished effect on such fund’s performance.

  Investing in pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

  At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

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MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $290 billion in 190 mutual fund portfolios. For the past fiscal year the fund paid Dreyfus a management fee at the annual rate of 0.70% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the period ended December 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Irene D. O’Neill, CFA, is the fund’s primary portfolio manager. She has served as the primary portfolio manager of the fund (or its predecessor) since October 2005. Ms. O’Neill has been a Managing Director of The Bank of New York Mellon, an affiliate of Dreyfus, since 2006, and prior thereto had been a Vice President and portfolio manager at The Bank of New York Mellon since 2002. She has been employed by Dreyfus since March 2008.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

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The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

CHOOSING A SHARE CLASS

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

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	Total Sales Load -- Class A Shares
	As a % of offering	As a % of net asset
Amount of Transaction	price per share	value per share

Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.70
$100,000 to less than $250,000	3.50	3.60
$250,000 to less than $500,000	2.50	2.60
$500,000 to less than $1,000,000	2.00	2.00
$1,000,000 or more*	-0-	-0-

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

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  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor employees participating in qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers.
  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients

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  institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC waivers

The fund’s CDSC on Class A and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

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BUYING ANS SELLING SHARES

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a

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new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552
Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for traditional, spousal and roth IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

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A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor

18

and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

19

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

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SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

21

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

22

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial highlights for the fiscal years ended December 31, 2008 and 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. Information for each of the fiscal years ended through December 31, 2007 was audited by the fund’s former independent registered public accounting firm.

			Year Ended December 31,
Class A Shares +	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	4.40	8.10	7.64	7.65	9.52
Investment Operations:
Investment income (loss)--net [a]	.01	.02	.01	.00[b]	(.01)
Net realized and unrealized gain (loss) on	1.53	(3.28)	1.35	.44	(.01)
investments
Total from Investment Operations	1.54	(3.26)	1.36	.44	(.02)
Distributions:
Dividends from investment income--net		(.01)	(.01)	(.00)[b]
	-				-
Dividends from net realized gain on investments		(.35)	(.89)	(.45)	(1.85)
	-
Return of Capital		(.08)
	-		-	-	-
Total Distributions		(.44)	(.90)	(.45)	(1.85)
	-
Net asset value, end of period	5.94	4.40	8.10	7.64	7.65

Total Return (%)[c]	35.00	(41.90)	17.79	6.04	(.13)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.37	1.10	1.10	1.09	1.08
Ratio of net expenses to average net assets	1.47	1.10[d]	1.10	1.09	1.08
Ratio of net investment income (loss) to average	.12	.20	.10	.06	(.06)
net assets
Portfolio Turnover Rate	82.53	78	52	51	101

Net Assets, end of period ($ x 1,000)	279	7	4,127	5,487	8,126

+Represents information for Class A shares of the fund's predecessor, BNY Hamilton Large Cap Growth Fund, through September 12, 2008.
[a] Based on average shares outstanding at each month end.
[b] Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
[d] Expense waivers and/or reimbursements amounted to less than .01%.

23

	Year Ended December 31,
Class C Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	4.43	6.42
Investment Operations:
Investment income (loss)--net [b]	(.03)	.00[c]
Net realized and unrealized gain (loss) on investments	1.55	(1.99)
Total from Investment Operations	1.52	(1.99)
Net asset value, end of period	5.95	4.43

Total Return (%)[d]	34.09	(31.00)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	2.01[f]
Ratio of net expenses to average net assets	2.06	1.91[f]
Ratio of net investment income (loss) to average net assets	(.48)	.04[f]
Portfolio Turnover Rate	82.53	78

Net Assets, end of period ($ x 1,000)	83	12

[a] From September 13, 2008 (commencement of initial offering) to December 31, 2008.
[b] Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
f Annualized.

24

		Year Ended December 31,

Class I Shares+	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	4.44	8.20	7.72	7.73	9.60
Investment Operations:
Investment income--net [a]	.04	.04	.03	.02	.02
Net realized and unrealized gain (loss) on	1.55	(3.34)	1.37	.45	(.02)
investments
Total from Investment Operations	1.59	(3.30)	1.40	.47
					-
Distributions:
Dividends from investment income--net		(.03)	(.03)	(.03)	(.02)
	-
Dividends from net realized gain on investments		(.35)	(.89)	(.45)	(1.85)
	-
Return of Capital		(.08)			-
	-		-	-
Total Distributions		(.46)	(.92)	(.48)	(1.87)
	-
Net asset value, end of period	6.03	4.44	8.20	7.72	7.73

Total Return (%)	35.81	(42.03)	18.18	6.29	.07

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.86	.85	.84	.82
Ratio of net expenses to average net assets	.87	.84	.85	.84	.82
Ratio of net investment income to average net	.75	.61	.34	.30	.19
assets
Portfolio Turnover Rate	82.53	78	52	51	101

Net Assets, end of period ($ x 1,000)	91,803	75,29	138,729	143,479	205,786
		2

+Represents information for Institutional shares of the fund's predecessor, BNY Hamilton Large Cap Growth Fund, through September 12,
2008.
[a] Based on average shares outstanding at each month end.

25

For More Information

Dreyfus Large Cap Growth Fund
A series of Dreyfus Premier Investment Funds, Inc.
SEC file number: 811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-554-4611

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation

6574P0510

Dreyfus
Large Cap Value Fund

Class/Ticker	A DAUAX	C DVUCX	I DAUIX

PROSPECTUS May 1, 2010

Contents

Fund Summary
Fund Summary	1

Fund Details
Goal and Approach	5
Investment Risks	6
Management	8

Shareholder Guide
Choosing a Share Class	10
Buying and Selling Shares	14
General Policies	18
Distributions and Taxes	20
Services for Fund Investors	21
Financial Highlights	23

For More Information
See back cover.

Fund Summary

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation; its secondary goal is current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 10 of the prospectus and in the How to Buy Shares section on page 52 of the fund’s Statement of Additional Information (SAI). Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder transaction fees (fees paid directly from
your investment)
	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	5.75	none	none
Maximum contingent deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	1.00	none

Annual fund operating expenses (expenses that you
pay each year as a percentage of the value of your
investment)

Management fees	.70	.70	.70
Distribution (12b-1) fees	none	.75	none
Other expenses (including shareholder services fees)	1.41	.99	.11
Total annual fund operating expenses[1]	2.11	2.44	.81
Fee waiver and/or expense reimbursement	(.61)	(.19)	(.01)
Total annual fund operating expenses (less waiver	1.50	2.25	.80
and/or expense reimbursement)

[1]The Dreyfus Corporation has contractually agreed, until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses (excluding taxes, interest, brokerage commissions, commitment fees on borrowings, extraordinary expenses, shareholder services fees and 12b-1 fees) do not exceed .80% for
Class I shares and 1.25% for Class A shares and Class C shares.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. For Class A, C and I shares, the one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expnses, which reflect the waiver/reimbursement by Dreyfus. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,142	$1,591	$2,831
Class C	$328	$742	$1,283	$2,762
Class I	$82	$258	$449	$1,001

1

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,142	$1,591	$2,831
Class C	$228	$742	$1,283	$2,762
Class I	$82	$258	$449	$1,001

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 76.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

To pursue its goals, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies. In choosing stocks, the fund’s portfolio managers focus on individual stock selection (a “bottom-up” approach) rather than forecasting stock market trends (a “top-down” approach), and look for value companies. The portfolio managers employ a three step value screening process to select stocks for the fund, which consists of:

  Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price- to-cash flow, and price-to-sales ratios, which are analyzed and compared against the market

  Sound business fundamentals: a company’s balance sheet and income statement data are examined to determine the company’s financial history and outlook

  Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

PRINCIPAL RISKS

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

  Large cap stock risk. By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

2

  Value stock risk. Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class A shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-year total returns as of 12/31 each year (%)
Class A

Best Quarter (Q2, 2009): 16.25%. Worst Quarter (Q4,2008) -20.68%

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/09

Share Class			Since
			Inception
	1 Year	5 Year	(4/28/00)
Class A returns before taxes	10.37%	-0.99%	0.81%
Class A returns after taxes on distributions	10.11%	-2.36%	-0.11%
Class A returns after taxes on distributions and sale of fund shares	7.09%	-0.99%	0.49%
Class C returns before taxes	15.43%	-0.08%	1.29%
Class I returns before taxes	17.99%	0.56%	1.65%
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	19.69%	-0.25%	2.63%

PORTFOLIO MANAGEMENT

The fund’s investment adviser is The Dreyfus Corporation (Dreyfus). Brian C. Ferguson and Julianne D. McHugh are the fund’s primary portfolio managers, positions they have held since the fund’s inception. They also were the predecessor fund’s primary portfolio managers since March 2008. Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Ms. McHugh is a vice president and

3

research analyst for the U.S. Large Capitalization Value Investment Team of TBCAM. Mr. Ferguson and Ms. McHugh also are employees of Dreyfus.

PURCHASE AND SALE OF FUND SHARES

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611 or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

TAX INFORMATION

The fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Fund Details

GOAL AND APPROACH

The fund seeks to provide long-term capital appreciation; its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in equity securities of large capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in stocks of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The weighted average market capitalization of the fund’s portfolio securities is expected to be at least $5 billion under normal market conditions. The fund will invest primarily in equity securities of U.S. issuers, but may invest up to 20% of its assets in equity securities of foreign issuers, including those in emerging market countries. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

In choosing stocks, the fund’s portfolio managers focus on individual stock selection (a “bottom-up” approach) rather than forecasting stock market trends (a “top-down” approach), and look for value companies. The portfolio managers employ a three step value screening process to select stocks for the fund, which consists of:

  Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price- to-cash flow, and price-to-sales ratios, which are analyzed and compared against the market

  Sound business fundamentals: a company’s balance sheet and income statement data are examined to determine the company’s financial history and outlook

  Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The fund typically sells the stock of a company when the company is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers’ expectations.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The fund also may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets.

5

INVESTMENT RISKS

The fund’s principal risks are discussed below. An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

  Large cap stock risk. By focusing on large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

  Value stock risk. Value stocks involve the risk that they may never reach their expected market value, either because the market fails to recognize the stock’s intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

In addition to the principal risks described above, the fund is subject to the following additional risks.

  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

  Foreign investment risk. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

  Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

  Leveraging risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which

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  could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its primary investment objective.

  To the extent the fund invests in small and midsize companies, it will be subject to additional risks because the earnings and revenues of these companies tend to be less predictable (and some companies may be experiencing significant loses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

  The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have diminished effect on such fund’s performance.
  Investing in ETFs, which are investment companies, and other pooled investment vehicles may involve duplication of advisory fees and certain other expenses.

  At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

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MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $290 billion in 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.70% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the period ended December 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $22.3 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Brian C. Ferguson and Julianne D. McHugh serve as the fund’s primary portfolio managers, positions they have held since the fund’s inception. They also were the predecessor fund’s primary portfolio managers since March 2008. Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, where he has been employed since 1997. In April 2001, Mr. Ferguson became a dual employee of TBCAM and Dreyfus. Ms. McHugh is a vice president and research analyst for the U.S. Large Capitalization Value Investment Team of TBCAM, where she has been employed since 2004. Ms. McHugh became a dual employee of TBCAM and Dreyfus in January 2008.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information including compensation, other accounts managed by and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your

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financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

CHOOSING A SHARE CLASS

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C and I shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an annual shareholder services fee of .25%.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I shares), Class A shares will always be the most advantageous choice. Shareholders who received Class A shares in exchange for Class T shares of the fund may be eligible for lower sales charges. See the SAI for further details.

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	Total Sales Load -- Class A Shares
	As a % of offering	As a % of net asset
Amount of Transaction	price per share	value per share

Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.70
$100,000 to less than $250,000	3.50	3.60
$250,000 to less than $500,000	2.50	2.60
$500,000 to less than $1,000,000	2.00	2.00
$1,000,000 or more*	-0-	-0-

* No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

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  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006 investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor employees participating in qualified or non-qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers.
  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients

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  institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

CDSC waivers

The fund’s CDSC on Class A and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

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BUYING AND SELLING SHARES

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors of the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

By Mail – IRA Accounts. To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made. When opening a

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new account include a completed IRA application, and when making additional investments include an investment slip. Make checks payable to The Dreyfus Family of Funds, and mail to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552
Attn: Institutional Processing

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular or IRA account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.” In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. The minimum initial investment for traditional, spousal and roth IRAs is $750, with no minimum subsequent investment. The minimum initial investment for educational savings accounts is $500, with no minimum subsequent investment. The minimum initial and subsequent investment for Dreyfus automatic investment plans is $100. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

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How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail – Regular Accounts. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

By Mail – IRA Accounts. To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld. Mail your request to:

The Bank of New York Mellon, Custodian
P.O. Box 55552
Boston, MA 02205-5552

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction.

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A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer for up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. You may sell shares in an IRA account by calling the above number for instructions on the Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

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GENERAL POLICIES

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor

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and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

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DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

20

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

21

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

22

FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial highlights for the fiscal years ended December 31, 2008 and 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request. Information for each of the fiscal years ended through December 31, 2007 was audited by the fund’s former independent registered public accounting firm.

		Year Ended December 31,
Class A Shares †	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.56	11.55	11.85	11.24	10.81
Investment Operations:
Investment income--net [a]	.05	.15	.25	.18	.15
Net realized and unrealized gain (loss) on	1.07	(3.93)	.56	1.53	.76
investments
Total from Investment Operations	1.12	(3.78)	.81	1.71	.91
Distributions:
Dividends from investment income--net	(.12)	(.11)	(.26)	(.18)	(.14)
Dividends from net realized gain on investments	-	(.59)	(.85)	(.92)	(.34)
Return of capital	-	(.51)	-	-	-
Total Distributions	(.12)	(1.21)	(1.11)	(1.10)	(.48)
Net asset value, end of period	7.56	6.56	11.55	11.85	11.24
Total Return (%) [b]	17.10	(35.49)	6.78	15.41	8.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	1.07	1.04	1.03	1.06
Ratio of net expenses to average net assets	1.46	1.05	1.04	1.03	1.05
Ratio of net investment income to average net	.78	1.38	2.04	1.50	1.33
assets
Portfolio Turnover Rate	76.38	133	34	59	43
Net Assets, end of period ($ x 1,000)	309	85	1,214	1,371	1,015

†Represents information for Class A shares of the fund's predecessor, BNY Hamilton Large Cap Value Fund, through September 12,
2008.
[a] Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.

23

	Year Ended December 31,
Class C Shares	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	6.51	8.82
Investment Operations:
Investment income--net [b]	.02	.03
Net realized and unrealized gain (loss) on investments	1.05	(2.34)
Total from Investment Operations	1.07	(2.31)
Distributions:
Dividends from investment income--net	(.06)	-
Net asset value, end of period	7.52	6.51
Total Return (%) [c]	16.43	(26.19)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.44	2.09[e]
Ratio of net expenses to average net assets	2.15	1.98[e]
Ratio of net investment income to average net assets	.27	1.39[e]
Portfolio Turnover Rate	76.38	133
Net Assets, end of period ($ x 1,000)	18	7

[a] From September 13, 2008 (commencement of initial offering) to December 31, 2008.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
[e] Annualized.

24

		Year Ended December 31,
Class I Shares †	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.53	11.51	11.81	11.19	10.76
Investment Operations:
Investment income--net [a]	.11	.18	.28	.21	.18
Net realized and unrealized gain (loss) on investments	1.07	(3.93)	.56	1.54	.76
Total from Investment Operations	1.18	(3.75)	.84	1.75	.94
Distributions:
Dividends from investment income--net	(.15)	(.13)	(.29)	(.21)	(.17)
Dividends from net realized gain on investments	-	(.59)	(.85)	(.92)	(.34)
Return of capital	-	(.51)	-	-	-
Total Distributions	(.15)	(1.23)	(1.14)	(1.13)	(.51)
Net asset value, end of period	7.56	6.53	11.51	11.81	11.19
Total Return (%)	17.99	(35.40)	7.07	15.84	8.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.83	.79	.78	.81
Ratio of net expenses to average net assets	.80	.80	.79	.78	.80
Ratio of net investment income to average net assets	1.76	1.85	2.31	1.76	1.59
Portfolio Turnover Rate	76.38	133	34	59	43
Net Assets, end of period ($ x 1,000)	111,122	167,151	329,281	361,395	310,927

†Represents information for Institutional shares of the fund's predecessor, BNY Hamilton Large Cap Value Fund, through September 12, 2008.
[a] Based on average shares outstanding at each month end.

25

For More Information

Dreyfus Large Cap Value Fund
A series of Dreyfus Premier Investment Funds, Inc.
SEC file number: 811-6490

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone Call 1-800-554-4611

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com
On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2010 MBSC Securities Corporation

6578P0510

DREYFUS PREMIER INVESTMENT FUNDS, INC.

DREYFUS LARGE CAP EQUITY FUND
(Class/Ticker: A/DLQAX, C/DEYCX and I/DLQIX)
DREYFUS LARGE CAP GROWTH FUND
(Class/Ticker: A/DAPAX, C/DGTCX and I/DAPIX)
DREYFUS LARGE CAP VALUE FUND
(Class/Ticker: A/DAUAX, C/DVUCX and I/DAUIX)
DREYFUS GLOBAL REAL ESTATE SECURITIES FUND
(Class/Ticker: A/DRLAX, C/DGBCX and I/DRLIX)

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010

     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the relevant current Prospectus, dated May 1, 2010, of the funds listed above (each, a "Fund" and collectively, the "Funds"), each a separate series of Dreyfus Premier Investment Funds, Inc. (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the Prospectus for a Fund, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611.

     Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Maryland corporation formed on November 21, 1991. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund. Each Fund commenced operations on September 12, 2008 upon the reorganization of a corresponding series (each, a "Predecessor Fund") of The BNY Hamilton Funds, Inc. Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     The Dreyfus Corporation ("Dreyfus") serves as each Fund's investment adviser. Dreyfus has engaged its affiliate, Urdang Securities Management, Inc. (the "Sub-Adviser" or "Urdang"), to serve as Dreyfus Global Real Estate Securities Fund's sub-investment adviser and to provide day-to-day management of such Fund's investments, subject to the supervision of Dreyfus. Dreyfus and the Sub-Adviser are referred to collectively as the "Advisers."

MBSC Securities Corporation (the "Distributor") is the distributor of each Fund's shares.

Certain Portfolio Securities

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     Common Stock and Other Equity Securities. Each Fund invests primarily in common stocks and other equity securities. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

     Preferred Stock. (All Funds) Each Fund may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, the Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

     Each Fund may invest in convertible preferred stocks that offer enhanced yield features, such as PERCS (Preferred Equity Redemption Cumulative Stock). PERCS are preferred stock that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Each Fund also may invest in other classes of enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company-issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three- or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity, they will convert mandatorily into either cash or a specified number of shares of common stock.

     Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Each Fund may invest in so-called "synthetic convertible securities," which are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

     Foreign Securities. (All Funds) Each Fund may invest in "foreign securities." These securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Value Fund and Dreyfus Large Cap Growth Fund invest primarily in the securities of U.S. issuers, but may invest in foreign securities to the extent described in the relevant Fund's Prospectus. Under normal market conditions, Dreyfus Global Real Estate Securities Fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States). Although Dreyfus Global Real Estate Securities Fund will invest primarily in developed markets, it also may invest in equity securities of companies located in emerging market countries.

     Depositary Receipts. Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Advisers, by brokers executing the purchases or sales.

     Investment Companies. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Funds' securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above. See "Lending Portfolio Securities."

     Exchange-Traded Funds. (All Funds) Each Fund may invest in shares of exchange-traded funds (collectively, "ETFs"), which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq 100 Shares"), World Equity Benchmark Series ("WEBS") and iShares exchange-traded funds ("iShares"), such as iShares MSCI EAFE Index Fund. Most ETFs represent ownership interests in a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. WEBS are designed to replicate the composition and performance of publicly traded issuers in particular countries. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

     The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

     Fixed-Income Securities. Each Fund may invest to a limited extent, in fixed-income securities rated at least investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch," and together with Moody's and S&P, the "Rating Agencies"), or the unrated equivalent as determined by Dreyfus.

     Fixed-income securities may include corporate debt securities such as corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

     Mortgage-Related Securities. (All Funds) Each Fund may invest in mortgage-related securities, which are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in adjustable rate mortgages ("ARMs"), real estate mortgage investment conduits ("REMICs"), real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, and other mortgage-related securities. The mortgage-related securities in which a Fund may invest include those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Residential Mortgage-Related Securities— (All Funds) Each Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship and the U.S. Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, enhanced the ability of each agency to meet its obligations.

     The future status and role of FNMA and FHLMC could impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by FHFA in its role as conservator, the restrictions placed on the operations and activities of FNMA and FHLMC as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FHMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities held by a Fund.

Commercial Mortgage-Related Securities— (All Funds) Each Fund may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities— (All Funds) Each Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities— (All Funds) Each Fund may invest in CMOs which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

     Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. A Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities— (All Funds) Each Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable Rate Mortgages (ARMs)— (All Funds) Each Fund may invest in ARMs. ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities— (All Funds) Each Fund may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities— (All Funds) Other mortgage-related securities in which each Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Real Estate Investment Trusts (REITs). (All Funds) Each Fund may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

     Asset-Backed Securities. (All Funds) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

     Warrants. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Each Fund may invest in warrants to purchase equity or fixed-income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     Collateralized Debt Obligations. (All Funds) Each Fund may invest in collateralized debt obligations ("CDOs"), which are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") or collateralized bond obligation ("CBO") if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

     Variable and Floating Rate Securities. (All Funds) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     Each Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

     Each Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

     Participation Interests and Assignments. (All Funds) Each Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

     Each Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

     Each Fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. A Fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

     Eurodollar and Yankee Dollar Investments. (All Funds) Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Each Fund may invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     Zero Coupon, Pay-In-Kind and Step-Up Securities. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Each Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. Each Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Dividends, Distributions and Taxes."

     Inflation-Indexed Bonds. (All Funds) Each Fund may invest in inflation-indexed bonds, such as Treasury Inflation-Protection Securities ("TIPS"), which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     U.S. Government Securities. (All Funds) Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Money Market Instruments. (All Funds) When Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. Each Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks or registered broker-dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund entering into a repurchase agreement bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Commercial Paper. Each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by a Fund may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers.

     Illiquid Securities. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     Borrowing Money. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes. While such borrowings exceed 5% of the value of a

Fund's total assets, the Fund will not make any additional investments. In addition, each Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements, as described below under "Reverse Repurchase Agreements."

     Reverse Repurchase Agreements. (All Funds) Each Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements. Each Fund may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent a Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "SEC"). The SEC views reverse repurchase transactions as collateralized borrowings.

     Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Each Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent. The Bank of New York Mellon will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments with short maturities.

     Short-Selling. (All Funds) In these transactions a Fund sells a security it does not own in anticipation of a decline in the market value of the security. Each Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. Each Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

     Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Derivatives. (All Funds) Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments the Funds may use include options contracts, futures contracts, options on futures contracts, forward contracts, forward contracts, participatory notes, structured notes and swap agreements. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would. A Fund's portfolio managers may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund's other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Some derivatives the Funds may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     Neither the Company nor the Funds will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor the Funds is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General. (All Funds) A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

     Each Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by a Fund also is subject to the ability of Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. (All Funds) Each Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

     Each Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

     Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Each Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options—In General. (All Funds) Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. (All Funds) Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, and

Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

     An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

     Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Fund may purchase cash-settled options on swaps, described below, denominated in U.S dollars or foreign currency in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

     Successful use by a Fund of options and options on futures will be subject to the ability of Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates, as applicable. To the extent the predictions of the Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser are incorrect, the Fund may incur losses.

Swap Transactions. (All Funds) Each Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. Each Fund also may enter into options on swap agreements, sometimes called "swaptions."

     Swap agreements will tend to shirt the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount,"i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

     Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     A Fund will enter into swap agreements only when Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser believes it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines).

Credit Derivatives. (All Funds) Each Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. A Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Structured Notes and Other Hybrid Instruments. (All Funds) Structured notes are derivative securities, the interest rate or principal of which is determined by an unrelated indicator, and include indexed securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as a Fund. These notes may be issued by banks, brokerage firms, insurance companies and other financial institutions.

     A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each, a "benchmark"). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Participatory Notes. (All Funds) Each Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Fund's percentage limitation for investments in illiquid securities.

Combined Transactions. (All Funds) Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the judgment of Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Future Developments. (All Funds) Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this SAI.

     Foreign Currency Transactions. (All Funds) Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular "hard currencies," or may invest in securities that trade in, or receive revenues in, foreign currencies. "Hard currencies" are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.

     Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

     Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions may depend on the ability of Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Each Fund also may enter into forward foreign currency exchange contracts ("forward contracts") for the purchase or sale of a specified currency at a specified future date. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

     Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. A Fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. A Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

     Forward Roll Transactions. (All Funds) To enhance current income, each Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Certain Investment Considerations and Risks

     Equity Securities. (All Funds) Equity securities, including common stocks, and certain preferred stocks, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

     Each Fund may purchase equity securities of small capitalization companies. The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. A Fund, together with other investment companies advised by Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.

     Each Fund may purchase securities of companies that have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

     Each Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the Financial Industry Regulatory Authority ("FINRA") apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

     Dreyfus Global Real Estate Securities Fund normally invests significantly in the securities of real estate companies and, thus, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector. The Fund will not invest in real estate directly, but because of the Fund's investments in real estate companies, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

  declines in the value of real estate;

  risks related to general and local economic conditions;

  possible lack of availability of mortgage funds;

  overbuilding;

  extended vacancies of properties;

  increased competition;

  increases in property taxes and operating expenses;

  changes in zoning laws;

  losses due to costs resulting from the clean-up of environmental problems;

  liability to third parties for damages resulting from environmental problems;

  casualty or condemnation losses;

  limitations on rents;

  changes in neighborhood values and the appeal of properties to tenants;

  changes in interest rates;

  financial condition of tenants, buyers and sellers of real estate; and

  quality of maintenance, insurance and management services.

     An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which Dreyfus Global Real Estate Securities Fund invests.

     Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

     The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

     Fixed-Income Securities. Each Fund may invest to a limited extent, in fixed-income securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities that may be purchased by a Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix" for a general description of the Rating Agencies' ratings.

     Foreign Securities. (All Funds) Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income a Fund has available for distribution. Because a portion of a Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of foreign securities usually are held outside the United States, by investing in such securities a Fund will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

     The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser and their affiliates and clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund's performance and may adversely affect the liquidity of the Fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S.

dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund's net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

     Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks, discussed in the relevant Fund's Prospectus and this SAI, that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

     Mortgage-Related Securities. (All Funds) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.

     Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Investment Restrictions

     Under normal circumstances, each of Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Value Fund and Dreyfus Large Cap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies (or other instruments with similar economic characteristics), as described in the Fund's Prospectus. Under normal circumstances, Dreyfus Global Real Estate Securities Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity securities of companies principally engaged in the real estate sector (or other instruments with similar economic characteristics), as described in the Fund's Prospectus. Each Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets. Dreyfus Global Real Estate Securities Fund also has adopted a policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. In addition, each Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 through 14 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time. Except as described below or as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, neither Fund may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. The real estate sectors, with respect to Dreyfus Global Real Estate Securities Fund, in general are not considered an industry for purposes of this Investment Restriction.

     2. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

3. Hold more than 10% of the outstanding voting securities of any single issuer.

This Investment Restriction applies only with respect to 75% of the Fund's total assets.

     4. Invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

     7. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

     10. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     13. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     14. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 6, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUNDS

Board of the Company

     Board's Oversight Role in Management. The Board's role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), each Fund's and the Manager's Chief Compliance Officer and portfolio management personnel. The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to each Fund. In addition, the Manager and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund. The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters. The Board's oversight role does not make the Board a guarantor of a Fund's investments or activities.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members"). To rely on certain exemptive rules under the 1940 Act, a majority of the Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, all of the Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to each Fund and potential conflicts of interest that could arise from these relationships.

     Information About Each Board Member's Experience, Qualifications, Attributes or Skills. Board members, together with information as to their positions with Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age)	Principal Occupation	Other Public Company Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years

Joseph S. DiMartino (66)	Corporate Director and	CBIZ (formerly, Century Business Services,
Chairman of the Board	Trustee	Inc.), a provider of outsourcing functions for
(1995)		small and medium size companies, Director
(1997 - present)

The Newark Group, a provider of a national
market of paper recovery facilities, paperboard
mills and paperboard converting plants,
Director (2000 - present)

Sunair Services Corporation, a provider of
certain outdoor-related services to homes and
business, Director (2005 - 2009)

Gordon J. Davis (68)	Partner in the law firm of	Consolidated Edison, Inc., a utility company,
Board Member	Dewey & LeBoeuf, LLP	Director (1997 - present)
(1993)
The Phoenix Companies, Inc., a life insurance
company, Director (2000 - present)

David P. Feldman (69)	Corporate Director and	BBH Mutual Funds Group (4 registered mutual
Board Member	Trustee	funds), Director (1992 - present)
(1991)
QMed, Inc., a heathcare company, Director
(1999 – 2007)

Name (Age)	Principal Occupation	Other Public Company Board Memberships
Position with Fund (Since)	During Past 5 Years	During Past 5 Years

Lynn Martin (69)	President of The Martin Hall	AT&T Inc., a telecommunications company,
Board Member	Group LLC, a human	Director (1999 - present)
(1994)	resources consulting firm,
	from January 2005 - present	Ryder System, Inc., a supply chain and
transportation management company, Director
	Advisor to the international	(1993 - present)
accounting firm of Deloitte
	& Touche, LLP and Chair	The Procter & Gamble Co., a consumer products
	to its Council for the	company, Director (1994 - present)
Advancement of Women
	from March 1993 -	Constellation Energy Group, Inc., Director
	September 2005	(2003 - present)

Philip L. Toia (75)	Private Investor	N/A
Board Member
(1997)

Each Board member has been a Board member of Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members. The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director. He ceased being an employee or Director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. Mr. DiMartino has been a Director of The Muscular Dystrophy Association since 1986.

Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters. Before joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

David P. Feldman – Mr. Feldman is the former Chairman and Chief Executive Officer of AT&T Investment Management Corp., from which he retired in 1997, responsible for $70 billion in pension assets. Mr. Feldman has served as Chairman of the Financial Executives Institute's Committee on Investment of Employee Benefits Assets. Mr. Feldman currently serves as a member of the Pension Managers Advisory Committee of the New York Stock Exchange Inc.

Lynn Martin – Ms. Martin served in the U.S. House of Representatives from 1981 to 1991, the Illinois Senate from 1979 to 1980, and the Illinois House of Representatives from 1977 to 1979. Ms. Martin also served as Co-Chairperson of then-Vice President George H.W. Bush's 1988 presidential campaign, and from 1991 to 1993 served as U.S. Secretary of Labor under President Bush. After her tenure in politics, Ms. Martin was a professor at the Kellogg School of Management, Northwestern University, and also a fellow at Harvard University's Kennedy School of Government. She also has served as an Advisor of Deloitte & Touche LLP and as Chair of its Council for the Advancement of Women. Ms. Martin serves on the Chicago Council on Global Affairs, Coca-Cola International Advisory Council and Deutsche Bank Advisory Council.

Philip L. Toia – From 1984 through 1997, Mr. Toia served in various roles as an employee of Dreyfus. During this time he directed the organization of the fixed-income research group, investor relations, organized the bank wholesaling group, and served as a director and officer of subsidiaries of Dreyfus. Upon the acquisition of Dreyfus by a predecessor of BNY Mellon, Mr. Toia took on additional duties as Vice Chairman for Administration and Operations, including being responsible for fund accounting, fund legal, information systems and human resources. He also served as a member of the Board. He ceased all roles at Dreyfus by 1997. Before Dreyfus, Mr. Toia served as Group Executive for Public Finance at Chase Manhattan Bank, managing its investment banking group and its tax-exempt underwriting, trading and sales departments. He also served on Board of Directors of Chase Manhattan Bank, Delaware. In addition, from 1975 through 1977, Mr. Toia served as Deputy Mayor for Finance for the City of New York.

     Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Funds' financial statements and (ii) to assist in the Board's oversight of the integrity of the Funds' financial statements, the Funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The Company's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met two times during the fiscal year ended December 31, 2009. The compensation, nominating, and pricing committees did not meet during the last fiscal year.

     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

	Dreyfus Large	Dreyfus	Dreyfus	Dreyfus Global
Name of Board	Cap Equity	Large Cap	Large Cap	Real Estate
Member	Fund	Value Fund	Growth Fund	Securities Fund
Joseph S. DiMartino	None	None	None	None
Gordon J. Davis	None	None	None	None
David P. Feldman	None	None	None	None
Lynn Martin	None	None	None	None
Philip L. Toia	None	None	None	None

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	Responsible as a Board Member
Joseph S. DiMartino	Over $100,000
Gordon J. Davis	–Over $100,000
David P. Feldman	Over $100,000
Lynn Martin	$1 - $10,000
Philip L. Toia	$1 - $10,000

     As of December 31, 2009, none of the Board members or their immediate family members owned securities of Dreyfus, the Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus, the Sub-Adviser or the Distributor.

     The Company pays its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,000 per meeting (with a minimum $1,000 per meeting and per telephone meeting) attended for the Company and eight other funds (comprised of 14 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended December 31, 2009 and the amount paid to each Board member by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

		Total Compensation
	Aggregate	From the Company and
	Compensation	Fund Complex Paid
Name of Board Member	From the Company*	To Board Member(**)
Joseph S. DiMartino	$7,006	$873,427(192)
Gordon J. Davis	$5,602	$139,193 (48)
David P. Feldman	$5,602	$201,593(53)
Lynn Martin	$5,602	$50,592 (17)
Daniel Rose†	$4,843	$140,391(39)
Philip L. Toia	$5,602	$106,593(28)
Sander Vanocur††	$2,841	$76,091(48)

* Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $5,983.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member served.

† Emeritus Board member since October 31, 2009.

Emeritus Board member as of January 8, 2008.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007. Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY

Mellon, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010. Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010. Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since August 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager –Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007. Senior Accounting Manager –Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager –Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services.

In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on April 15, 2010. See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of April 15, 2010.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. Dreyfus is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

     Dreyfus provides management services to each Fund pursuant to a Management Agreement (the "Agreement") between Dreyfus and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on not more than 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by Dreyfus. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President–Corporate Communications; Gary E. Abbs, Vice President–Tax; Jill Gill, Vice President–Human

Resources; Joanne S. Huber, Vice President–Tax; Anthony Mayo, Vice President–Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Ronald P. O'Hanley III, Cyrus Taraporevala and Scott E. Wennerholm, directors.

     Dreyfus maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Sub-Investment Adviser. The Sub-Adviser, a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, provides investment advisory assistance and day-to-day management of Dreyfus Global Real Estate Securities Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Adviser and Dreyfus. As to Dreyfus Global Real Estate Securities Fund, the Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Company's Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Fund, the Sub-Advisory Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by the Sub-Adviser on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     Portfolio Management. Dreyfus manages each Funds' investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. Urdang provides day-to-day management of Dreyfus Global Real Estate Securities Fund's investments, subject to the supervision of Dreyfus and the Company's Board. Dreyfus or, in the case of Dreyfus Global Real Estate Securities Fund, the Sub-Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities.

     Dreyfus Global Real Estate Securities Fund's portfolio managers are Peter Zabierek and Dean Frankel, each of whom is an employee of Urdang. Dreyfus Large Cap Equity Fund's and Dreyfus Large Cap Growth Fund's portfolio manager is Irene D. O'Neill, an employee of Dreyfus and The Bank of New York Mellon (“BNYM”), an affiliate of Dreyfus. Dreyfus Large Cap Value Fund's portfolio managers are Brian C. Ferguson and Julianne D. McHugh, each an employee of Dreyfus and The Boston Company Asset Management, LLC ("TBCAM"), an affiliate of Dreyfus.

     The Company, Dreyfus, the Sub-Adviser, and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects the personal securities transactions of the Advisers' employees to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus or the Sub-Adviser. In that regard, portfolio managers and other investment personnel of the Advisers must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee"). Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     Portfolio Managers Compensation. (Dreyfus Large Cap Equity Fund and Dreyfus Large Cap Growth Fund) Each Fund's portfolio manager is a dual employee of Dreyfus and BNYM and is compensated by BNYM and not by the Fund. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNYM employees and those of its affiliated sub-advisers.

     In the case of portfolio managers responsible for managing a Fund and managed accounts, the method used to determine their compensation is generally the same for all Funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNYM’s analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

     A portfolio manager's bonus, which various from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund(s) managed by the portfolio manager relative to expectations for how the Fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the Fund(s). For each Fund, the performance factor depends on how the portfolio manager performs relative to the Fund's benchmark and the Fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the Fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

     Portfolio Managers Compensation. (Dreyfus Large Cap Value Fund) With the exception of the most senior portfolio managers (described separately below), the portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Actual individual awards are determined based on TBCAM's financial performance, individual investment performance, individual contribution and other qualitative factors.

Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate top investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on level of current business (AUM, revenue) and an assessment of long term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year, and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.), and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Portfolio managers are also eligible to participate in The Boston Company Asset Management Long Term Retention Incentive Plan. This plan provides for an annual award, payable in cash and/or BNY Mellon restricted stock (three-year cliff vesting period for both). The value of the cash portion of the award earns interest during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of The Bank of New York Mellon 3-year CD rate).

     Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Asset Management Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis. However, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

     Portfolio Managers Compensation. (Dreyfus Global Real Estate Securities Fund) The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers’ incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

     In addition to annual incentives, Portfolio managers are also eligible to participate in Urdang’s Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a 3-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by the Company in affiliated mutual funds including the Dreyfus Global Real Estate Securities Fund.

     Additional Information About the Portfolio Managers. The following table lists the number and types of other accounts advised by the Funds' primary portfolio managers and assets under management in those accounts as of December 31, 2009.

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Peter Zabierek*	1	$85M	2	$261M	1	$52M
Dean Frankel*	2	$88M	3	$140M	27	$966M
Irene D. O'Neill	3	$300M	571	$594m	1	$2m
Brian C. Ferguson	8	$1.67B	3	$138M	53**	$2.42B
Julianne D. McHugh	8	$1.67B	3	$138M	53**	$242B

*

The information set forth above reflects information about other accounts managed by a team, committee or other group that includes the portfolio manager. The portfolio manager does not individually manage any registered investment companies, pooled investment vehicles or other accounts.

**	Two "Other Accounts" (assets under management of $360 million) are subject to a performance-based fee.

None of the accounts, except as noted, are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Funds' fiscal year:

		Dollar Range of Fund Shares
Portfolio Manager	Fund Name	Beneficially Owned

Peter Zabierek	Dreyfus Global Real Estate Securities Fund	$0
Dean Frankel	Dreyfus Global Real Estate Securities Fund	$0
Irene D. O'Neill	Dreyfus Large Cap Equity Fund	$0
	Dreyfus Large Cap Growth Fund	$0
Brian C. Ferguson	Dreyfus Large Cap Value Fund	$0
Julianne D. McHugh	Dreyfus Large Cap Value Fund	$0

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

     Potential conflicts of interest may arise because of Dreyfus' or the Sub-Adviser's management of a Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus or the Sub-Adviser may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' or the Sub-Adviser's overall allocation of securities in that offering, or to increase Dreyfus' or the Sub-Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus or the Sub-Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a Fund, that they are managing on behalf of Dreyfus or the Sub-Adviser. Dreyfus or the Sub-Adviser periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the relevant Fund. In addition, Dreyfus or the Sub-Adviser could be viewed as having a conflict of interest to the extent that Dreyfus, the Sub-Adviser or their affiliates and/or portfolio managers have a materially larger investment in such Other Accounts than their investment in the relevant Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of a Fund. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the Other Accounts, and the performance of securities purchased for a Fund may vary from the performance of securities purchased for such Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for a Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

     The goal of the Advisers is to provide high quality investment services to all of its clients, while meeting their respective fiduciary obligation to treat all clients fairly. Dreyfus and the Sub-Adviser have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with Dreyfus' Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

     BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

     Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates. Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised buy BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund. While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

     Expenses. All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by Dreyfus or Sub-Adviser. The expenses borne by the Company, with respect to the Funds, include, without limitation: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Sub-Adviser or their affiliates, SEC fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds and the Company's other series on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Class A and Class C shares of each Fund are subject to an annual shareholder services fee, and Class C shares of each Fund are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan." All fees and expenses are accrued daily and deducted before declaration of distributions to shareholders.

     As compensation for Dreyfus' services, the Company has agreed to pay Dreyfus a monthly management fee at the annual rate of 0.95% of the value of Dreyfus Global Real Estate Securities Fund's average daily net assets and 0.70% of the value of each of Dreyfus Large Cap Equity Fund's, Dreyfus Large Cap Growth Fund's and Dreyfus Large Cap Value Fund's average daily net assets.

     Prior to the period from September 12, 2008, The Bank of New York served as each Predecessor Funds’ investment advisor. For the period from September 12, 2008 through December 31, 2008 the management fees paid by each Fund to Dreyfus were as follows:

Name of Fund	Management Fee Paid

Dreyfus Global Real
Estate Securities Fund	$154,811
Dreyfus Large Cap Equity
Fund	$493,561
Dreyfus Large Cap
Growth Fund	$178,512
Dreyfus Large Cap Value
Fund	$390,405

     For the fiscal year ended December 31, 2009 the management fees payable by each Fund to Dreyfus, the amounts waived by Dreyfus, and the net fees paid by each Fund, were as follows:

	Management Fee
Name of Fund		Reduction in Fee	Net Fee Paid
	Payable

Dreyfus Global Real
Estate Securities Fund	$557,762	$89,308	$468,454
Dreyfus Large Cap Equity
Fund	$1,193,304	$0	$1,193,304
Dreyfus Large Cap
Growth Fund	$562,939	$0	$562,939
Dreyfus Large Cap Value
Fund	$890,080	$0	$890,080

     Under the Sub-Advisory Agreement, Dreyfus has agreed to pay the Sub-Adviser, out of the fee Dreyfus receives from Dreyfus Global Real Estate Securities Fund, a monthly fee at the annual rate of 0.46% of the value of Dreyfus Global Real Estate Securities Fund's average daily net assets. For the period September 12, 2008 through December 31, 2008 and for the fiscal year ended December 31, 2009, the sub-advisory fee paid by Dreyfus to Urdang for services as sub-adviser to Dreyfus Global Real Estate Securities Fund amounted to $64,541, and 270,099, respectively.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of a Fund's net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company, which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

     The Distributor compensates certain Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC") and Class C shares of the Funds at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares of the Funds subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.

     The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to Class A and Class C shares for the period ended December 31, 2008 and 2009, are set forth below.

		2009			2008
	Class A		Class C	Class A		Class C
Name of Fund

Dreyfus Global Real Estate Securities Fund	$252		$0	$0		$0
Dreyfus Large Cap Equity Fund	$113		$5	$0		$0
Dreyfus Large Cap Growth Fund	$466		$0	$0		$0
Dreyfus Large Cap Value Fund	$0		$0	$0		$0

     The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Funds, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

     Dreyfus or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by the Funds to those intermediaries. Because those payments are not made by you or the Funds, a Fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Funds to you. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under the transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of the relevant shareholder account records for each Fund, the handling of certain communications between shareholders and a Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

     The Bank of New York Mellon (the "Custodian"), an affiliate of Dreyfus, One Wall Street, New York, New York 10286, acts as custodian of each Fund's investments. . Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

     Fund Shares—General. Class A shares and Class C shares of each Fund may be purchased only by clients of certain Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. . Share certificates are issued only upon your written request. No certificates are issued for fractional shares. You will be charged a fee if an investment check is returned unpayable.

     Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs (Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Distributor to offer Class I shares to such Retirement Plan or SEP-IRA), (iii) law firms or attorneys acting as trustees or executors/administrators, (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million, (v) sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the Fund and do not require shareholder tax reporting or 529 account support responsibilities from the Distributor, (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available, and (vii) with respect to Dreyfus Global Real Estate Securities Fund, certain funds in the Dreyfus Family of Funds. Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. Class I shares also may be purchased by shareholders who received Class I shares in exchange for their Predecessor Fund Institutional shares or who received Class A shares in exchange for their Predecessor Fund Class A shares, which shares were subsequently converted to Class I shares.

     The Company reserves the right to reject any purchase order. No Fund will establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No Fund will accept cash, travelers' checks, or money orders as payment for shares

     Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the relevant Fund's Prospectus for a further discussion of those factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     For each Class of shares of the Funds, the minimum initial investment is $1,000. Subsequent investments in the Fund must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by Dreyfus, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. Fund shares are offered without regard to minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee accounts or other fee-based programs. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored program. Participants and plan sponsors should consult their tax advisers for details.

     Shares of each Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege as described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Shares of each Fund are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.

Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of shares of each Fund received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of such business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Equity Funds–Class A Shares. The public offering price for Class A shares of each Fund is the net asset value per share of that Class plus, except as otherwise set forth below, a sales load as shown below:

	Total Sales Load* – Class A
			Dealers'
Amount of Transaction	As a % of offering	As a % of net asset	reallowance as a %
	price per share	value per share	of offering price
Less than $50,000	5.75	6.10	5.00
$50,000 to less than $100,000	4.50	4.70	3.75
$100,000 to less than $250,000	3.50	3.60	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

*	Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Effective February 4, 2009 (the "Exchange Date"), the Funds no longer offer Class T shares. Holders of Class T shares as of the Exchange Date received automatically in exchange for their Class T shares Class A shares of the Fund having an aggregate net asset value equal to the aggregate value of the shareholders Class T shares. For shareholders of a Fund who received Class A shares of the Fund in exchange for their Class T shares of the Fund on the Exchange Date, the public offering price for Class A shares of such Fund is the net asset value per share of that Class plus a sales load as shown below:

Total Sales Load* – Class A Shares

	As a % of offering	As a % of net asset	Dealers' reallowance as
Amount of Transaction	price per share	value per share	a % of offering price

Less than $50,000	4.50	4.70	4.00
$50,000 to less than $100,000	4.00	4.20	3.50
$100,000 to less than $250,000	3.00	3.10	2.50
$250,000 to less than $500,000	2.00	2.00	1.75
$500,000 to less than $1,000,000	1.50	1.50	1.25
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or may will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commissions, the CDSC applicable to such Class A shares will not be assessed at the time of redemption. See "Management Arrangements–Distributor."

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group that has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means that result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Class A shares of the indicated Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on December 31, 2009:

	Dreyfus
	Global Real	Dreyfus	Dreyfus	Dreyfus
		Large Cap	Large Cap	Large Cap
	Estate	Equity	Growth Fund	Value Fund
	Securities
	Fund	Fund
NET ASSET VALUE per
Share	$6.56	$9.14	$5.94	$7.56
Per Share Sales Charge -
5.75%* of offering price
(6.10% of net asset value
per share)	$0.40	$0.56	$0.36	$0.46
Per Share Offering Price to
the Public	$6.96_	$9.70	$6.30	$8.02

* Class A shares of a Fund purchased by certain shareholders are subject to different sales charges as described above.

     Dealers' Reallowance–Class A Shares. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements–Distributor."

     Class A Shares Offered at Net Asset Value. Full-time employees of FINRA member firms and full-time employees of other financial institutions that have entered into an agreement with the Distributor pertaining to the sale of Dreyfus Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus or its affiliates, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund since on or before February 28, 2006.

     Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

     Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the Fund at net asset value in such account.

     Right of Accumulation–Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of a Fund or shares of certain other funds advised by Dreyfus that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C Shares."

     Class I Shares. The public offering price for Class I shares is the net asset value per share of that Class.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, a Fund may, at its discretion, permit the purchase of Fund shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

     The basis of the exchange will depend upon the relative net asset values of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. The exchange of securities for Fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-554-4611.

     Converting Shares. Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the same Fund. The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one class to another class of the same Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class C shares of each Fund are subject to a Distribution Plan and Class A and Class C shares of each Fund are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Fund's Class C shares, pursuant to which the Fund pays the Distributor for distributing Class C shares at an annual rate of 0.75% of the value of the average daily net assets of the Fund's Class C shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Fund and the holders of its Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs that holders of the relevant Fund's Class C shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to the relevant class of shares, the Distribution Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant class of shares, the

Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such class of shares.

     For the fiscal year ended December 31, 2009, Dreyfus Global Real Estate Securities Fund paid the Distributor, with respect to the Fund's Class C shares, $118 pursuant to the Distribution Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Large Cap Equity Fund paid the Distributor, with respect to the Fund's Class C shares, $100 pursuant to the Distribution Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Large Cap Growth Fund paid the Distributor, with respect to the Fund's Class C shares, $304 pursuant to the Distribution Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Large Cap Value Fund paid the Distributor, with respect to the Fund's Class C shares, $57 pursuant to the Distribution Plan.

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan with respect to each Fund's Class A and Class C shares, pursuant to which the relevant Fund pays the Distributor for the provision of certain services to the holders of such shares at an annual rate of 0.25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to the relevant class of shares, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Global Real Estate Securities Fund paid the Distributor, with respect to the Fund's Class A and Class C shares, $212 and $40, respectively, pursuant to the Shareholder Services Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Large Cap Equity Fund paid the Distributor, with respect to the Fund's Class A and Class C shares, $509 and $33, respectively, pursuant to the Shareholder Services Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Large Cap Growth Fund paid the Distributor, with respect to the Fund's Class A and Class C shares, $343 and $101, respectively, pursuant to the Shareholder Services Plan.

     For the fiscal year ended December 31, 2009, Dreyfus Large Cap Value Fund paid the Distributor, with respect to the Fund's Class A and Class C shares, $398 and $19, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

     General. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     If you hold shares of more than one Class of a Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     Contingent Deferred Sales Charge–Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares made within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

     If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then, of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares of a Dreyfus Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount that represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived, as provided in the relevant Fund's Prospectus or this SAI at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "How to Buy Shares—Dreyfus TeleTransfer Privilege."

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If the Transfer Agent receives a redemption request after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be charged to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-554-4611.

     Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from a Fund in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.
B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.
D.

Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.

Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you, or your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number. Any such exchange is subject to confirmation of your history through a check or appropriate records.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

     To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

     Exchanges of Class I shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611 or visiting www.dreyfus.com. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.
B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.
C.

Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. The Automatic Withdrawal Plan may be terminated at any time by you, the Funds or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares of a Fund where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Letter of Intent--Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Fund's investments are valued on the basis of market quotations or official closing prices. Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Substantially all of each Fund's fixed-income securities (excluding short-term investments) are valued each business day by one or more independent pricing services (the "Service") approved by the Company's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other fixed-income investments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York, or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's portfolio securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, as applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of the Fund, the per share net asset value of each Class of shares of the Fund will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Company not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the Fund calculated its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the Company's Board. Fair value of investments may be determined by the Company's Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund's assets on days when Fund investors have no access to the Fund. Restricted securities that are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Fund has qualified as a "regulated investment company" ("RIC") under the Code for the fiscal year ended December 31, 2009. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) to its shareholders each taxable year. If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Each Fund ordinarily declares and pays dividends from its net investment income annually. Each Fund distributes net realized capital gains, if any, once a year. A Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after an investor's purchase of Fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital, taxable as stated in the relevant Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund qualifies as a RIC, the Fund satisfies the 90% distribution requirement and more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, then the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and therefore would be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held Fund shares for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds Fund shares in arrangements in which the shareholder's expected economic profits after non-U.S. taxes are insubstantial, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund also must meet this holding period requirement with respect to its foreign stock and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. Dreyfus assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. Funds managed by dual employees of Dreyfus and an affiliated entity, and funds that employ a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the "Trading Desk"). Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

     The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

     Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Funds and accounts managed by Dreyfus, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

     For the period September 12, 2008 (commencement of operation) through December 31, 2008 the amounts paid by each Fund for brokerage commissions and spreads or concessions on principal transactions, were as follows:

	Brokerage
Name of Fund	Commissions Paid	Brokerage Concessions Paid

Dreyfus Global Real Estate	$68,263	N/A
Securities Fund
Dreyfus Large Cap Equity Fund	$191,787	N/A
Dreyfus Large Cap Growth Fund	$67,419	N/A
Dreyfus Large Cap Value Fund	$106,836	$34,797

     For the fiscal year ended December 31, 2009, the amounts paid by each Fund for brokerage commissions and spreads or concessions on principal transactions, were as follows:

	Brokerage
Name of Fund	Commissions Paid	Brokerage Concessions Paid

Dreyfus Global Real Estate	$257,408	$ 0
Securities Fund
Dreyfus Large Cap Equity Fund	$462,606	$1,559
Dreyfus Large Cap Growth Fund	$205,787	$707
Dreyfus Large Cap Value Fund	$188,851	$71,889

     Each Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of Dreyfus or Sub-Adviser. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of Dreyfus or Sub-Adviser are reasonable and fair. There were no brokerage commissions paid to Dreyfus or its affiliates for the fiscal year ended December 31, 2009.

     IPO Allocations. Certain funds advised by Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. Dreyfus (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where Dreyfus (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by Dreyfus (or where applicable, a sub-adviser or Dreyfus affiliate). "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

     Soft Dollars. The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

     Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

     The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

     The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

     There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client. The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises. Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the fiscal year ended December 31, 2009, the issuer of the securities and the aggregate value per issuer, as of December 31, 2009, of such securities:

Name of Fund	Name of Regular Broker or Dealer	Aggregate Value
		Per Issuer
Dreyfus Large Cap Equity Fund
	J.P. Morgan Securities, Inc.	$3,726,000
	Morgan Stanley	$1,922,000
	Citigroup Global Markets, Inc.	$2,285,000
Dreyfus Large Cap Value Fund
	Banc of America Securities, LLC	$2,865,000
	Goldman, Sachs & Co.	$2,186,000
	J.P. Morgan Securities, Inc.	$4,810,000
	Morgan Stanley	$1,401,000
	Citigroup Global Markets, Inc.	$1,173,000

     Disclosure of Portfolio Holdings. It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily on www.dreyfus.com the fund's complete schedule of holdings as of the end of the previous day. The schedule of holdings will remain on the website until the date on which the fund files its Form N-CSR or Form N-Q for the period that includes the date of the posted holdings.

     If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of a Fund's portfolio holdings may be authorized only by the Company's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

     The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. Dreyfus, through its participation on The Bank of New York Mellon Corporation's ("BNY Mellon's") Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus’ and its affiliates’ discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon's or Dreyfus' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders.

     On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues. With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues are evaluated and voted separately by the fund’s portfolio manager in accordance with such policies, rather than pursuant to the PPC process described above.

     In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

     Information regarding how proxies were voted for the funds is available on the Dreyfus Family of Funds' website at http://www.dreyfus.com and on the Securities and Exchange Commission's website at http://www.sec.gov on the fund's Form N-PX filed with the Commission.

INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of 15 series of shares. All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series of the Company. The Company has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of Board members from the separate voting requirements of the Rule.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Company will take no other action with respect to Fund shares until it receives further instructions from the investor. While the Company will take reasonable steps to prevent excessive short term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

     Effective March 24, 2008, the Company changed its name from "Dreyfus Premier International Funds, Inc." to its current name. Effective December 1, 2008, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Value Fund, Dreyfus Large Cap Growth Fund and Dreyfus Global Real Estate Securities Fund changed their names from "Dreyfus Premier Large Cap Equity Fund", "Dreyfus Premier Large Cap Value Fund", "Dreyfus Premier Large Cap Growth Fund" and "Dreyfus Premier Global Real Estate Securities Fund", respectively, to their current respective names.

     On September 12, 2008, Dreyfus Large Cap Equity Fund, Dreyfus Large Cap Growth Fund, Dreyfus Large Value Fund, and Dreyfus Global Real Estate Securities Fund acquired substantially all of the assets of BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund and BNY Hamilton Global Real Estate Fund, respectively, in tax-free reorganizations. Accordingly, the performance for each Fund’s Class A, C and I shares represents the performance of the Predecessor Fund’s Class A shares (with respect to the Fund’s Class A and C shares), and the Predecessor Fund’s Institutional shares (with respect to the Fund’s Class I shares).

     The Company will send annual and semi-annual financial statements to all of its shareholders.

     The following shareholders are known by the Company to own of record 5% or more of a Class of the indicated Fund's shares outstanding on April 15, 2010. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Percent of Total
Name and Address	Shares Outstanding

Dreyfus Global Real Estate Securities Fund –
Class A

Ira Glener
4855 43rd St. Apt. 11H	46.76%
Woodside, NY 11377-6817

Wells Fargo Investments LLC
625 Marquette Ave. S., 13th Floor	15.24%
Minneapolis, MN 55402-2323

Richard A. Pescevich & Lucille M. Pescevich
212 Mulberry Hill Ln	12.33%
Edenton, NC 27932-9257

Pershing LLC
P.O. Box 2052	7.89%
Jersey City, NJ 07303-2052

Dreyfus Global Real Estate Securities Fund –
Class C

American Enterprise Investment Services
P.O. Box 9446	28.98%
Minneapolis, MN 55440-9446

The Bank of New Mellon
For Benefit of Nancy Greenfield
4521 Green Tree Road	26.78%
Reading, PA 19606-8901

BNY Mellon Corporation
MBC Investments Corporation
100 White Clay Center Dr., Suite 102	19.55%
Newark, DE 19711-5480

First Clearing LLC
10750 Wheat First Drive	18.23%
Glen Allen, VA 23060-9243

Scottrade, Inc.
For Benefit of Juli Adamson	6.56%
P.O. Box 31759

St. Louis, MO 63131-0759

Dreyfus Global Real Estate Securities Fund –
Class I

SEI Private Trust Company
C/O State Street Bank	74.91%
1 Freedom Valley Dr.
Oaks, PA 19456-9989

Capinco
C/O US Bank
Attn: Susan Serio	9.54%
P.O. Box 1787
Milwaukee, WI 53201-1787

BNY Capital Corporation
One Wall Street	7.58%
New York, NY 10005-2500

Dreyfus Large Cap Equity Fund – Class A

National Financial Services
82 Devonshire Street	73.68%
Boston, MA 02109-3605

American Enterprise Investment Services
P.O. Box 9446	5.90%
Minneapolis, MN 55440-9446

BNY Mellon Corporation

MBC Investments Corporation	5.82%
100 White Clay Center Dr., Suite 102
Newark, DE 19711-5480

Pershing LLC
P.O. Box 2052	5.45%%
Jersey City, NJ 07303-2052

Dreyfus Large Cap Equity Fund – Class C

American Enterprise Investment Services
P.O. Box 9446	82.38%
Minneapolis, MN 55440-9446

BNY Mellon Corporation	17.62%

MBC Investments Corporation
100 White Clay Center Dr., Suite 102
Newark, DE 19711-5480

Dreyfus Large Cap Equity Fund – Class I

SEI Private Trust Company

C/O State Street Bank	88.86%
1 Freedom Valley Dr.
Oaks, PA 19456-9989

Dreyfus Large Cap Growth Fund – Class A

National Financial Services
82 Devonshire Street	38.11%
Boston, MA 02109-3605

Abebech Girma
1131 University Blvd. W. Apt. 614	12.96%
Silver Spring, MD 20902-3339

The Bank of New York Mellon Cust.
For Benefit of Michael Najdowski	10.40%
1810 Conquistadora
Santa Fe, NM 87501

Jacquelin A. Medina Cust.
Antoinette A. Bronesky	7.83%
70 S. Dahlia St.
Denver, CO 80246-1045

American Enterprise Investment Services
P.O. Box 9446	6.28%
Minneapolis, MN 55440-9446

BNY Mellon Corporation
MBC Investments Corporation	5.77%
100 White Clay Center Dr., Suite 102
Newark, DE 19711-5480

Dreyfus Large Cap Growth Fund – Class C

The Bank of New York Mellon Cust.
Martha Jane Miller
674 W. High St.	36.46%
Nashville, IL 62263-1503

American Enterprise Investment Services
P.O. Box 9446	24.47%
Minneapolis, MN 55440-9446

The Bank of New York Mellon Cust.
For Benefit of Ritsuko Weinstein	14.20%
101 Sportsman Hill Rd.
Madison, CT 06443-2418

BNY Mellon Corporation
MBC Investments Corporation	9.06%
100 White Clay Center Dr., Suite 102
Newark, DE 19711-5480

Michael B. Smith
1514 251st St.	6.72%
Little Neck, NY 11362-1339

Dreyfus Large Cap Growth Fund – Class I

SEI Private Trust Company
C/O State Street Bank	91.89%
1 Freedom Valley Dr.
Oaks, PA 19456-9989

Dreyfus Large Cap Value Fund – Class A

Pershing LLC
P.O. Box 2052	29.01%
Jersey City, NJ 07303-2052

Diedra Bohn
Diedra Bohn Living Trust	16.35%
1050 Deepwood Court
Winston Salem, NC 27104-1109

Clearview Roth IRA
Joanne B. Wise	11.97%
1640 Culpepper Circle
Charleston, SC 29407-4226

Citigroup Global Markets, Inc.
333 W. 34th St.	7.67%
New York, NY 10001-2402

The Bank of New York Mellon Cut.

For Benefit of Ronald W. Borio	5.87%
3150 Erie St.
San Diego, CA 92117-6148

Dreyfus Large Cap Value Fund – Class C

American Enterprise Investment Services
P.O. Box 9446	53.81%
Minneapolis, MN 55440-9446

BNY Mellon Corporation

MBC Investments Corporation	46.19%
100 White Clay Center Dr., Suite 102
Newark, DE 19711-5480

Dreyfus Large Cap Value Fund – Class I

SEI Private Trust Company
1 Freedom Valley Dr.	96.68%
Oaks, PA 19456-9989

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the relevant Fund's Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Funds.

APPENDIX

Rating Categories

     Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P
Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% -100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'